                         SECURITY AGREEMENT

                      Re:  1515 INDUSTRIAL DRIVE


       THIS SECURITY AGREEMENT ("Agreement") is made and delivered as of July 24, 1997 by CIRCUIT SYSTEMS OF TENNESSEE, L.P., a
  Tennessee limited partnership ("Debtor"), to AMERICAN NATIONAL
  BANK AND TRUST COMPANY OF CHICAGO, ("Secured Party").

                           R E C I T A L S

       Debtor, with principal offices located at 2350 East Lunt Avenue, Elk Grove Village, Illinois 60007, is executing those certain term notes in the principal amounts of TWO MILLION TWO
  HUNDRED SEVENTY THOUSAND AND NO/100 DOLLARS ($2,270,000.00) and TWO MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS
  ($2,800,000.00)   (hereinafter individually a "Note" and
  collectively the "Notes"), and that certain master lease (the "Master Lease"), each made as of even da te herewith payable to the order of, and held by Secured Party.

       The Notes and the Master Lease are the Notes and Master Lease referred to in that certain Loan and Security Agreement ("Loan Agreement") among Debtor, Circuit Systems of Tennessee, Inc., an Illinois corporation and the general partner of Debtor
  ("Circuit/Tennessee"),  Circuit   Systems,  Inc.,   an  Illinois
  corporation ("Circuit") and  Secured  Party.    The Notes,  the
  Master Lease and any documents evidencing and/or securing the indebtedness under the Notes, Master Lease or Loan Agreement are hereinafter referred to as the "Loan Documents." All defined terms used but not defined herein shall have the meanings defined in the Loan Agreement.

       Secured Party requires as a condition precedent to its making the financial accommodations evidenced by the Notes, the Master Lease and the Loan Agreement, that Debtor grant to Secured Party a security interest in the property herein described.

       Debtor desires to give such security interest to Secured Party in order to induce Secured Party to extend such financial accommodations to Debtor.

       ACCORDINGLY, for and in consideration of the making of the Loan and as an inducement to Secured Party to do so, and for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, Debtor and Secured Party agree as follows:

       1. Creation of Security Interest. Debtor hereby grants to Secured Party a security interest in and does hereby collaterally assign, pledge, mortgage, convey and set over unto Secured Party the property described as follows (hereinafter referred to as collectively as the "Collateral"):

            (a) All apparatus, machinery, devices, fixtures, communication devices, systems and equipment, fittings, appurtenances, equipment, appliances, furniture, furnishings, appointments, accessories, landscaping, plants and all other items of personal property now or hereafter acquired by Debtor, or in which Debtor may now or hereafter have any interest whatsoever, and used in the operation of the Property. All fixtures and equipment now or hereafter installed for use in the operation of the buildings, structures and improvements now or hereafter on the Property, including but not limited to, all lighting, heating, cooking, air-cooling, lifting, fire extinguishing, cleaning, entertaining, communicating and electrical and power systems, and the machinery, appliances, ovens, stoves, refrigerators, dishwashers, disposals, carpeting, doors and windows, shades, floor coverings, cabinets, partitions, conduits, ducts and compressors, and all elevators and escalators and the machinery and appliances, fixtures and equipment pertaining thereto, other than any such items that are owned by tenants of all or any portion of the Property.

            (b) Any and all judgments, awards, revenues, receivables, income and accounts now owned or hereafter acquired and arising from or out of the Property and the businesses and operations conducted thereon, including, without limitation, condemnation awards and proceeds, payments or settlements under insurance policies covering the Property.

            (c) Any and all goods, tangible and intangible, personal property of any kind, nature or description (including without limitation, any and all accounts, contract rights, franchises, licenses, permits, documents, instruments and general intangibles) of Debtor, whether now owned or hereafter acquired, or in which Debtor now has or shall hereafter acquire by any right, title or interest whatsoever (whether by bill or sale, lease, conditional sales contract, or other title retention document or otherwise), and any and all replacements and substitutions thereof or therefore, arising from or out of the Property.

            (d) All right, title and interest of Debtor in and to all construction contracts, subcontracts, architectural agreements, engineering contracts, service contracts, maintenance contracts, construction and other governmental consents, permits and licenses, surveys, plans, specifications, warranties, and guaranties, and all amendments, modifications, supplements, general conditions and addenda thereto, which Debtor has, may have or may subsequently directly or indirectly enter into, obtain or acquire in connection with the improvements, ownership, operation or maintenance of the Property.

            (e) Any and all additions and accessories to all of the foregoing and any and all proceeds, renewals, replacements and substitutions of all of the foregoing.

            (f) Rights of Debtor under any and all declarations recorded with respect to any portion of the Property.

       2.   Debtor's Obligations.

            (a) Payment of Indebtedness. The security interest created herein is given as additional security for: the payment to Secured Party of all indebtedness evidenced by and according to the terms of the Notes, the Mortgage, the Master Lease and the other Loan Documents; the payment of all sums hereafter loaned, paid out, expended or advanced by Secured Party under the terms of this Agreement or otherwise, to or for the account of Debtor, together with interest thereon; all extensions or renewals of each and all of the Notes, the Mortgage, the Master Lease and the other Loan Documents evidencing sums hereafter loaned, paid out, expended or advanced by Secured Party, its successors or assigns, to or for the account of Debtor; the discharge and performance of all agreements and obligations under the Notes, the Mortgage, the Master Lease and the other Loan Documents; any other obligations, liabilities or indebtedness of Debtor to Secured Party, whether such obligations, liabilities or indebtedness are now existing or hereafter created, direct or indirect, absolute or contingent, joint or several, due or to become due, howsoever created, evidenced or arising and howsoever acquired by Secured Party (all of the foregoing are hereinafter collectively called the "Indebtedness").

            (b) Protection of Collateral. Debtor shall take any and all steps required to protect the Collateral and in pursuance thereof Debtor agrees that the Collateral:

            (i) Shall be kept at the Property or at any other real property hereafter subject to the lien of the Mortgage, as applicable, and shall be used only in the conduct of Debtor's business and operation of the buildings, structures and improvements on the Property or on any other real property hereafter subject to the lien of the Mortgage, as applicable;

            (ii) Shall not be misused, wasted or allowed to deteriorate, except for the ordinary wear and tear resulting from its use, as aforesaid;

            (iii) Shall at all times be insured against loss, damage, theft, and such other risks as Secured Party may require in such amounts, with such companies, under such policies, in such form and for such periods as shall be satisfactory to Secured Party, and each such policy shall provide that the loss thereunder and the proceeds payable thereunder shall be payable to Secured Party as its interest may appear, and Secured Party may apply any proceeds of such insurance which may be received by Secured Party toward the payment of the Indebtedness whether due or not due, in such order as Secured Party may determine;

            (iv) Shall not be used in violation of any applicable statute, law, rule, regulation or ordinance; and

            (v) May be examined and inspected by Secured Party at any reasonable time, wherever located.

            (c) Protection of Security Interest. Debtor shall take any and all steps necessary to protect the priority of the security interest granted herein, and in pursuance of this obligation, Debtor agrees that:

            (i) Debtor shall not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so, except in the ordinary course of business, without the prior written consent of Secured Party, or permit anything to be done that may impair the value of any of the Collateral or the security intended to be afforded by this Agreement;

            (ii) Debtor shall pay promptly when due all taxes and assessments upon the Collateral or for its use or operation and, if requested in writing by Secured Party, shall deliver to Secured Party, within ten (10) days after such request, a receipt or other evidence satisfactory to Secured Party of the payment thereof;

            (iii) Debtor shall sign and execute alone or with Secured Party any financing statement or other document or procure any documents and pay all reasonable connected costs, expenses and fees, including attorneys' fees, necessary to protect the security interest under this Agreement against the rights, interests or claims of third persons;

            (iv) Debtor shall reimburse Secured Party for all reasonable costs, expenses and fees, including without limitation court costs and attorneys' fees, incurred for any action taken by Secured Party to remedy a default of Debtor under this Agreement;

            (v) Debtor shall (A) from time to time promptly execute and deliver to Secured Party all such other assignments, certificates, supplemental writings, and financing statements, and do all other acts or things as Secured Party may request in order to more fully evidence and perfect the security interest created herein; (B) punctually and properly perform all of Debtor's agreements and obligations under this Agreement, the Notes, the Mortgage, the Master Lease and the other Loan Documents and under any other security agreement, mortgage, deed of trust, collateral pledge, agreement or contract of any kind now or hereafter existing as security for and in connection with payment of the Indebtedness, or any part thereof; (C) pay the Indebtedness in accordance with the terms thereof and in accordance with the terms of this Agreement, the Notes, the Mortgage, the Master Lease and the other Loan Documents or other writings evidencing the Indebtedness, or any part thereof; (D) promptly furnish Secured Party with any information or writings which Secured Party may request concerning the Collateral; (E) allow Secured Party to inspect all records of Debtor relating to the Collateral, the Indebtedness and the business and operation of Debtor or the Property or any other real property hereafter subject to the lien of the Mortgage, and to make and take away copies of such records; (F) promptly notify Secured Party of any change in any facts or circumstances warranted or represented by Debtor in this Security Agreement or in any other writing furnished by Debtor to Secured Party in connection with the Collateral, the Indebtedness and the business and operation of Debtor or the Property or any other real property hereafter subject to the lien of the Mortgage; (G) promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created herein, and, at the request of Secured Party, appear in and defend, at Debtor's sole cost and expense, any such action or proceeding; and (H) promptly, after being requested by Secured Party, pay to Secured Party the amount of all expenses, including attorneys' fees, court costs and other legal expenses, incurred by Secured Party in enforcing the security interest created herein;

            (vi) Debtor shall not, without the prior written consent of Secured Party: create any other security interest in, mortgage, pledge, or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character;

            (vii) Should the Collateral, or any part thereof ever be in any manner converted by its issuer or maker into another type of property or any money or other proceeds ever be paid or delivered to Debtor as a result of Debtor's rights in the Collateral, then, in any such event, all such property, money and other proceeds shall become part of the Collateral, and Debtor covenants to forthwith pay or deliver to Secured Party all of the same which is susceptible of delivery and, at the same time, if Secured Party deems it necessary and so requests, Debtor will properly endorse or assign the same. With respect to any of such property of a kind requiring any additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Secured Party, Debtor will forthwith execute and deliver to Secured Party whatever Secured Party shall deem necessary or proper for such purpose; and

            (viii) Should any covenant, duty or agreement of Debtor fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Debtor, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the Indebtedness, and, at the request of Secured Party, Debtor agrees to pay such amount promptly to Secured Party at Secured Party's address set forth opposite its name below, or at such other place as Secured Party may designate, together with interest thereon at the Default Rate (as such term is defined in the Mortgage) from the date of such expenditure by Secured Party until paid.

       3. Default. The occurrence of any one or more of the Events of Default described in the Loan Agreement and/or the other Loan Documents shall be an "Event of Default" for purposes of this Agreement.

       4. Consequences of Default. Upon the occurrence of any such Event of Default, or at any time thereafter while such Event of Default continues to exist, Secured Party may, at its option, declare all Indebtedness secured hereby to be immediately due and payable to Secured Party without demand or notice of any kind whatsoever, and such Indebtedness thereupon shall immediately become due and payable to Secured Party without demand or notice, but with such adjustments, if any, with respect to interest or other charges as may be provided for herein or in the Notes, the Mortgage, the Master Lease, the other Loan Documents or any other written agreements between Debtor and Secured Party.

       5. Secured Party's Rights and Remedies. Secured Party shall have available to it the following rights and remedies:

            (a) Right to Assign. Secured Party may assign this Agreement, and if Secured Party does assign this Agreement, the assignee shall be entitled to the performance of all of Debtor's agreements and obligations under this Agreement, and the assignee shall be entitled to all the rights and remedies of Secured Party under this Agreement, and Debtor expressly agrees that it will assert no claims or defenses it may have against Secured Party against the assignee except those available to it in this Agreement.

            (b) Right to Discharge Debtor's Obligations. Secured Party may, at its option, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may remedy or cure any default of Debtor under the terms of any lease, rental agreement, or other document which in any way pertains to or affects Debtor's title to or interest in any of the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, and Debtor agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party, including reasonable attorneys' fees, pursuant to the foregoing authorization, together with interest at the Default Rate from the date so paid or incurred by Secured Party, which payments, expenses and interest shall be secured by the security intended to be afforded by this Agreement and/or by the Mortgage and the other Additional Collateral.

            (c) Right of Enforcement. Secured Party shall have and may exercise any and all rights of enforcement and remedies before or after default afforded to a Secured Party under the Uniform Commercial Code in force in the State of Tennessee (the "Uniform Commercial Code") together with any and all other rights and remedies otherwise provided and available to Secured Party at law or in equity as of the date of this Agreement or the date of Debtor's default; and, in conjunction with, in addition to, or substitution for those rights and remedies, at Secured Party's discretion, Secured Party may:

            (i) To the extent permitted by law, enter upon Debtor's premises to take possession of, assemble and collect the Collateral or to render it or any portion of the Collateral unusable; and/or

            (ii) Remedy any default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default.

            (d)  Right of Sale.

            (i) Debtor agrees that should it fail to make payments as provided in the Notes, the Mortgage, the Master Lease or the other Loan Documents, or if a default be made on any obligation or promise of Debtor contained herein or hereby secured or contained in or secured by the Notes, the Mortgage, the Master Lease or the other Loan Documents, then Secured Party may, at its option, sell or dispose of the Collateral at public or private sale without any previous demand of performance or notice to Debtor of any such sale whatsoever, except as provided under the Uniform Commercial Code, and from the proceeds of sale retain: (A) all costs and charges incurred by Secured Party in taking and causing the removal and sale of said property, including such attorneys' fees as shall have been incurred by Secured Party;
       (B) all sums due pursuant to the Notes, the Mortgage, the Master Lease, the other Loan Documents and this Agreement, and all accrued interest thereon; and (C) all monies due from Debtor to Secured party under any other indebtedness or obligation and all accrued interest thereon. Any surplus of such proceeds remaining shall be paid to Debtor.

            (ii) At any sale or sales made pursuant to this Agreement or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, at the option of Secured Party or its assigns. Such sale may be public or private, with notice as required by the Uniform Commercial Code, and the Collateral need not be present at the time or place of sale. At any such sale, Secured Party or the holder of the Notes hereby secured may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by Secured Party or its attorneys, agents, or assigns, and no irregularity in the manner of sale or of giving notice shall operate to preclude Secured Party from recovering the Indebtedness.

            (iii) If any notification of intended sale or other disposition of the Collateral or any part thereof is required under the Uniform Commercial Code or other law, such notification, if mailed, shall be deemed reasonably and properly given if mailed to Debtor at least ten (10) days before such sale or disposition.

            (e) Miscellaneous. Secured Party shall have the right at all times to enforce the provisions of this Agreement in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party in refraining from so doing at any time or times. The failure of Secured Party at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed or operate as a waiver of any of the rights and remedies granted Secured Party hereunder or as having created a custom in any way or manner contrary to the specific provisions of this Agreement or as having in any way or manner modified the same. All rights and remedies of Secured Party are cumulative and concurrent, and the exercise of one right or remedy by Secured Party shall not be deemed a waiver or release of any other right or remedy. Except as otherwise specifically required herein, notice of the exercise of any right, remedy or power granted to Secured Party by this Agreement is not required to be given.

       6. Representations and Warranties. Debtor represents and warrants that:

            (a) Debtor has authority to execute and deliver this Agreement;

            (b) No financing statement covering the Collateral, or any part thereof, has been filed with any filing officer;

            (c) No other security agreement covering the Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof;

            (d) No dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral;

            (e) All information supplied and statements made in any financial or credit statements or application for credit prior to the execution of this Agreement are true and correct in all material respects as of the date hereof; and

            (f) At the time Secured Party's security interest attaches to any of the Collateral or its proceeds Debtor will be the lawful owner with the right to transfer any interest therein, and that Debtor will make such further assurances as to prove title to the Collateral in Debtor as may be required and will defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever.

       The delivery at any time by Debtor to Secured Party of the Collateral shall constitute a representation and warranty by Debtor under this Agreement that, with respect to such Collateral, and each item thereof, Debtor is owner of the Collateral and the matters heretofore represented and warranted in this Paragraph 6 are true, complete and correct. Further Debtor, upon the request of Secured Party, agrees to amend this Agreement and any and all financing statements filed in connection therewith for the purpose of setting forth in said Agreement and said financing statements an accurate and itemized list, when known, of the Collateral now generally described herein and in said financing statements and to include in said accurate and itemized list an identification of the Collateral by make, model, serial number and other appropriate descriptive data.

       7. Subrogation. If the Indebtedness, or any part thereof, be given in renewal or extension, or applied toward the payment of indebtedness secured by mortgage, pledge, security agreement or other lien, Secured Party shall be and is hereby subrogated to all of the rights, titles, security interests and other liens securing the indebtedness so renewed, extended or paid.

       8. Mutual Agreements. Debtor and Secured Party mutually agree as follows:

            (a) "Debtor" and "Secured Party" as used in this Security Agreement include the general partners, if any, joint venturers, if any, heirs, legatees, administrators, legal representatives, permitted successors and permitted assigns of those parties.

            (b) This Agreement includes all amendments and supplements thereto and all assignments thereof. This Agreement shall not be amended, modified or supplemented without the written agreement of Debtor and Secured Party at the time of such amendment, modification or supplement.

            (c) It is expressly intended, understood and agreed that this Agreement, the Notes, the Mortgage, the Master Lease and the other Loan Documents are made and entered into for the sole protection and benefit of Secured Party and Debtor, and their respective successors and assigns (but in the case of assigns of Debtor, only to the extent permitted hereunder), and no other person or persons shall have any right of action hereunder or rights to the Loan proceeds at any time; that the Loan proceeds do not constitute a trust fund for the benefit of any third party; that no third party shall under any circumstances be entitled to any equitable lien on any undisbursed Loan proceeds at any time; and that Secured Party shall have a lien upon and right to direct application of any undisbursed Loan proceeds as additional security for this Agreement, the Notes, the Mortgage, the Master Lease and the other Loan Documents. The relationship between Secured Party and Debtor is solely that of a lender and borrower, and nothing contained herein, or in the Notes, the Mortgage, the Master Lease or the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or creating any other relationship other than lender and borrower.

            (d) This Agreement shall be construed in accordance with and governed by the substantive laws of the State of Illinois. All provisions of this Agreement shall be deemed valid and enforceable to the extent permitted by law. Any provision or provisions of this Agreement which are held unenforceable, invalid or contrary to law by a court of competent jurisdiction, or the inclusion of which would affect the validity or enforceability of this Agreement, shall be of no force or effect, and in such event each and all of the remaining provisions of this Agreement shall subsist and remain and be fully effective according to the tenor of this Agreement as though such invalid, unenforceable or unlawful provision or provisions had not been included in this Security Agreement.

            (e) To the extent permitted by law, Debtor hereby waives any and all rights to require marshaling of assets by Secured Party.

            (f) Any notices desired or required to be given hereunder shall be deemed given two (2) business days after the same is deposited in the United States mail, as registered or certified mail, postage prepaid, addressed as follows:

       TO SECURED PARTY:        AMERICAN NATIONAL BANK AND
                                TRUST COMPANY OF CHICAGO
                                21 North Randall Street
                                Elk Grove Village, Illinois  60007
                                Attention:  James G. Cygan

       WITH A COPY TO:          MELTZER, PURTILL & STELLE
                                1515 East Woodfield Road
                                Suite 250
                                Schaumburg, Illinois  60173-5431
                                Attention:     Scott D. Gudmundson

       TO DEBTOR:               CIRCUIT SYSTEMS OF TENNESSEE, L.P.,
                                a Tennessee limited partnership
                                c/o Circuit Systems of Tennessee, Inc.,
                                its general partner
                                2350 East Lunt Avenue
                                Elk Grove Village, Illinois  60607

       WITH COPY TO:            RIECK AND CROTTY
                                55 West Monroe Street
                                Suite 3390
                                Chicago, Illinois  60603-5062
                                Attention:  Douglas C. Conover

  Either party may change its address for notice purposes by complying with the provisions for giving notice as above described; provided, however, that such notice shall not be deemed given until actually received by the addressee.

            (g) Debtor hereby agrees that no liability shall be asserted or enforced by Debtor against Secured Party in its exercise of the powers and rights herein granted, all such liability being hereby expressly waived and released by Debtor. Debtor hereby agrees to indemnify, defend and hold Secured Party harmless from and against any and all liability, expense, cost or damage which may be incurred by, asserted against or imposed upon Secured Party at any time which relate to or arise from the use, operation or lease of any of the Collateral or the exercise by Secured Party of the powers and rights herein granted.

            (h) This Agreement shall inure to the benefit of Secured Party, its successors and assigns and shall be binding upon the debtor and its general partners, if any, joint venturers, if any, heirs, legatees, administrators, legal representatives, successors and permitted assigns.

  Debtor has executed this Agreement as of the day and year first above written.

                                CIRCUIT SYSTEMS OF TENNESSEE, L.P.,
                                a Tennessee limited partnership

                                By:  CIRCUIT SYSTEMS OF TENNESSEE,
                                     INC., its general partner

                                     By:  /s/ Dilip S. Vyas
                                     Its: Vice-President



                              EXHIBIT A

                  Legal Description of the Property


  SITUATED IN THE 10th CIVIL DISTRICT OF GREENE COUNTY, TENNESSEE, AND DESCRIBED AS FOLLOWS:

  BEGINNING AT A STAKE IN THE NORTHWESTERN BOUNDARY OF THE RIGHT-OF-WAY OF INDUSTRIAL ROAD, CORNER TO THE LANDS OF GLEN MILLER; THENCE NORTH 38 DEG. 58 MIN. 46 SEC. WEST 557 FEET TO A STAKE; THENCE NORTH 52 DEG. 18 MIN. 33 SEC. EAST 809.01 FEET TO A STAKE IN THE EDGE OF ROCKWELL DRIVE; THENCE WITH THE EDGE OF SAID DRIVE, SOUTH 38 DEG. 51 MIN. 22 SEC. EAST 541.69 FEET TO A STAKE, CORNER OF ROCKWELL DRIVE WITH THE INDUSTRIAL ROAD; THENCE WITH THE NORTHWESTERN BOUNDARY OF THE RIGHT-OF-WAY OF INDUSTRIAL ROAD, TWO COURSES AND DISTANCES AS FOLLOWS: SOUTH 48 DEG. 26 MIN. 49 SEC. WEST 220 FEET TO A STAKE AND SOUTH 52 DEG. 15 MIN. 49 SEC. WEST 588 FEET TO THE POINT OF BEGINNING, CONTAINING 10.292 ACRES, MORE OR LESS, ACCORDING TO SURVEY OF JAMES N. LOUPE, SURVEYOR, DATED JUNE 19, 1990.

  BEING THE SAME PROPERTY CONVEYED TO NORTH AMERICAN PHILIPS CORPORATION BY WARRANTY DEED FROM KIL-TRA, INCORPORATED (a/k/a "KIL-TRA, INC.") DATED JUNE 28, 1990, AND RECORDED IN WARRANTY DEED BOOK 427, PAGE 344, IN THE RECORDS OF THE GREENE COUNTY REGISTRAR'S OFFICE.

  P.I.N.         10-087-087-07902
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